AMENDMENT TO CREDIT AGREEMENT

THIS AMENDMENT TO CREDIT AGREEMENT, made this Thirty-first day of October, 1997, by and between THE SOURCE INFORMATION MANAGEMENT COMPANY (the "Borrower") and WACHOVIA BANK, N.A. (the "Bank");

                                  WITNESSETH:

WHEREAS, the Borrower and the Bank entered into a Credit Agreement dated the Fourteenth day of November, 1996; and

WHEREAS the Borrower and the Bank now mutually desire to effect certain amendments to the Credit Agreement;

NOW, THEREFORE in consideration of the premises and the mutual covenants herein and in the Credit Agreement contained, the parties agree as follows:

         The first Sentence of Section 2.01(a) of the Credit Agreement is deleted in its entirety and the following is substituted therefor:

         Subject to the terms and conditions set forth herein, you agree to make loans and advances to us from time to time; provided, however, (i) the aggregate outstanding principal amount of Receivable Based Advances shall at no time, without your consent, exceed eighty-five percent (85%) of the net amount of Eligible Current Receivables, plus seventy percent (70%) of the net amount of Eligible Non-Current Receivables (as defined in the General Security Agreement); and (ii) in no event shall the aggregate principal amount of Receivable Based Advances at any time exceed Fifteen Million dollars ($15,000,000.00).

Except as herein amended, the terms and provisions of the Credit Agreement and all subsequent Amendments to the Credit Agreement shall be and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be executed as of the year and the day first above written.

                                   CONSENTED TO AND AGREED:

                                      THE SOURCE INFORMATION MANAGEMENT COMPANY


                                      By:_____________________________________
                                         President and Chief Operating Officer

                                      ATTEST:
[CORPORATE SEAL]

                                       By:____________________________________
                                          Assistant Secretary


                                       WACHOVIA BANK, N.A.


                                       By:____________________________________
                                          Vice President